                                                             Exhibit 10.25





                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                       FLEXIBLE STOCK PLAN FOR DIRECTORS

                           Effective January 1, 1997


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
                     REINSURANCE GROUP OF AMERICA, INCORPORATED
                         FLEXIBLE STOCK PLAN FOR DIRECTORS

                                 TABLE OF CONTENTS
                                                                        Page
                                                                        ----
ARTICLE I - NAME AND PURPOSE
      1.1   Name of Plan                                                  1
      1.2   Purpose                                                       1

ARTICLE II - DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
      2.1   General Definitions                                           1
            (a)   Affiliate                                               1
            (b)   Agreement                                               1
            (c)   Benefit                                                 1
            (d)   Board                                                   1
            (e)   Change of Control                                       1
            (f)   Company                                                 1
            (g)   Common Stock                                            1
            (h)   Date of Grant                                           2
            (i)   Disability                                              2
            (j)   Exchange Act                                            2
            (k)   Fair Market Value                                       2
            (l)   Malfeasance                                             2
            (m)   Non-Employee Director                                   2
            (n)   Option                                                  2
            (o)   Parent                                                  2
            (p)   Participant                                             2
            (q)   Performance Unit                                        2
            (r)   Plan Year                                               2
            (s)   Restricted Stock                                        3
            (t)   Retirement                                              3
            (u)   Rule 16b-3                                              3
            (v)   SEC                                                     3
            (w)   Share                                                   3
            (x)   Stock Based Award                                       3
            (y)   Subsidiary                                              3
      2.2   Other Definitions                                             3
      2.3   Conflicts in Plan                                             3

ARTICLE III - COMMON STOCK
      3.1   Number of Shares                                              3
      3.2   Reusage                                                       3
      3.3   Adjustments                                                   3

ARTICLE IV - ADMINISTRATION
      4.1   Board                                                         4
      4.2   Authority                                                     4
      4.3   Disinterested Approval                                        4

ARTICLE V - AMENDMENT
      5.1   Power of Board                                                5
      5.2   Limitation                                                    5

                                    ii

ARTICLE VI - TERM, TERMINATION, MODIFICATION AND
      REPLACEMENT
      6.1   Term                                                          5
      6.2   Termination                                                   5
      6.3   Affect on Benefits                                            5
      6.4   Modification of Benefits                                      5
      6.5   Replacement of Benefits                                       5

ARTICLE VII - CHANGE OF CONTROL
      7.1   Right of Board                                                5

ARTICLE VIII - TERMS AND CONDITIONS OF BENEFITS
      8.1   Grant Evidenced by Agreement                                  5
      8.2   Provisions of Agreement                                       6
      8.3   Non-Transferability                                           6
      8.4   Fair Market Value                                             6
      8.5   Tandem Awards                                                 6

ARTICLE IX - PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
      9.1   Payment by Participant                                        6
      9.2   Dividend Equivalents                                          7
      9.3   Deferral                                                      7
      9.4   Withholding                                                   7

ARTICLE X - OPTIONS
      10.1  Authorization                                                 7
      10.2  Exercise Price                                                7
      10.3  Payment of Exercise Price                                     7

ARTICLE XI - RESTRICTED STOCK
      11.1  Authorization                                                 7
      11.2  Cost of Restricted Stock                                      8
      11.3  Non-Transferability                                           8

ARTICLE XII - PERFORMANCE UNITS
      12.1  Authorization                                                 8
      12.2  Number                                                        8
      12.3  Administration                                                8
      12.4  Terms and Conditions                                          8
      12.5  Dividends                                                     9
      12.6  Payment                                                       9

ARTICLE XIII - OTHER BENEFITS
      13.1  Other Stock Based Awards                                      9
      13.2  Other Benefits                                                9

ARTICLE XIV - MISCELLANEOUS PROVISIONS
      14.1  Underscored References                                        9
      14.2  Number and Gender                                             9
      14.3  Governing Law                                                10
      14.4  Purchase for Investment                                      10
      14.5  No Effect on Other Benefits                                  11

                                    iii
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                       FLEXIBLE STOCK PLAN FOR DIRECTORS
                                    of
                  REINSURANCE GROUP OF AMERICA, INCORPORATED

                                 ARTICLE I
                                 ---------

                              NAME AND PURPOSE
                              ----------------

      1.1   Name.  The name of this plan shall be the Flexible Stock Plan for
            ----
Directors of Reinsurance Group of America, Incorporated (the "Plan").

      1.2   Purpose.  The purpose of the Plan is to encourage the highest
            -------
level of director performance by members of the Board of Directors of Reinsurance Group of America, Incorporated by providing certain outside directors with directors' compensation based in part on the value of the Company's stock.

                                 ARTICLE II
                                 ----------

                  DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
                  ----------------------------------------------

            2.1   General Definitions.  The following words and phrases, when
                  -------------------
used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

            (a)   Affiliate.  A Parent or Subsidiary of the Company or a
                  ---------
Subsidiary of a Parent.

            (b)   Agreement.  A document which evidences the grant of any
                  ---------
Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

            (c)   Benefit.  Any benefit granted to a Participant under the
                  -------
Plan.

            (d)   Board.  The Board of Directors of the Company.
                  -----

            (e)   Change of Control.  The acquisition, without the approval of
                  -----------------
the Board, by any person or entity, other than the Company or a Related Entity, of more than 20% of the outstanding Shares through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

            (f)   Company.  Reinsurance Group of America, Incorporated.
                  -------

            (g)   Common Stock.  The Company's common stock, par value $.01
                  ------------
per share.

            (h)   Date of Grant.  The date on which a Benefit is granted under
                  -------------
the Plan, which shall be the date on which the Board approves such Benefit.
If the Board approves the award of any Benefit that is to be granted on a future date or upon the occurrence of a future event (such as a Board meeting), the Date of Grant of such Benefit shall be such future date or the date on which such event occurs.

            (i)   Disability.  A physical or mental condition arising on or
                  ----------
after the effective date of the Plan which, in the opinion of a qualified doctor of medicine chosen by the Company, permanently prevents a Participant from carrying out his or her duties as a member of the Board.

            (j)   Exchange Act.  The Securities Exchange Act of 1934, as
                  ------------
amended.

            (k)   Fair Market Value.  The closing price of a Share on the
                  -----------------
New York Stock Exchange on a given date, or, in the absence of sales on such date, the closing price on the New York Stock Exchange on the last day on which a sale occurred prior to such date.

            (l)   Malfeasance.  (1) Conduct, act or omissions which are
                  -----------
contrary to a Participant's duties as a member of the Board, which are inimicable or in any way contrary to the best interests of the Company or any of its Affiliates or which permit removal of a Participant from the Board for cause as provided in the Company's By-Laws or (2) employment of a Participant by or association of a Participant with an organization which competes with the business of the Company or any of its Affiliates.

            (m)   Option.  An option to purchase Shares granted under the
                  ------
Plan.

            (n)   Non-Employee Director.  A member of the Board who is not an
                  ---------------------
officer or employee of the Company or any of its Affiliates.

            (o)   Parent.  Any corporation (other than the Company or a
                  ------
Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Company's present Parent is General American Life Insurance Company.

            (p)   Participant.  An individual who is granted a Benefit under
                  -----------
the Plan. Benefits may be granted only to persons who are Non-Employee Directors at the time of grant.

            (q)   Performance Unit.  A hypothetical Share of Common Stock
                  ----------------
allocated to a Participant on the Company's records based on the Fair Market Value of the Common Stock as of the Date of Grant. One Performance Unit entitles the individual to whom it is granted to receive one Share or cash equal to the Fair Market Value of one Share at a future date in accordance with the terms of such grant.

            (r)   Plan Year.  The taxable year of the Company, which is
                  ---------
currently the calendar year.

            (s)   Restricted Stock.  Shares of Common Stock that are subject
                  ----------------
to forfeiture until provided otherwise in the applicable Agreement or the Plan or as legended on the certificate representing such Shares.

            (t)   Retirement.  Retirement of a Participant as a member of the
                  ----------
Board, other than for failure to be renominated or reelected due to Malfeasance.

            (u)   Rule 16b-3.  Rule 16b-3 promulgated by the SEC under the
                  ----------
Exchange Act, as amended, or any successor rule in effect from time to time.

            (v)   SEC.  The Securities and Exchange Commission.
                  ---

            (w)   Share.  A share of Common Stock.
                  -----

            (x)   Stock Based Award.  An award of Common Stock (including
                  -----------------
Restricted Stock), Options, Performance Units, or other Benefit granted under
ARTICLE XIII that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

            (y)   Subsidiary.  A Subsidiary of an entity is any corporation,
                  ----------
other than the entity, in an unbroken chain of corporations beginning with the entity if, on the Date of Grant of a Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.2   Other Definitions.  In addition to the above definitions,
                  -----------------
certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

            2.3   Conflicts in Plan.  In the case of any conflict in the terms
                  -----------------
of the Plan relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE.

                                 ARTICLE III
                                 -----------

                                COMMON STOCK
                                ------------

            3.1   Number of Shares.  The number of Shares which may be issued
                  ----------------
or sold or for other Stock Based Awards may be granted under the Plan shall initially be 50,000 Shares. Such Shares must be Shares held in the treasury of the Company.

            3.2   Reusage.  If an Option expires or is terminated,
                  -------
surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Units are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option, grant of Restricted Shares, Performance Units or other grant, as the case may be, shall again be available for use under the Plan.

            3.3   Adjustments.  If there is any change in the Common Stock of
                  -----------
the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number, kind and class of shares available for Stock Based Awards and Shares subject to outstanding Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Board.

                                 ARTICLE IV
                                 ----------

                               ADMINISTRATION
                               --------------

            4.1   Board.  The Plan shall be administered by the Board.  All
                  -----
determinations of the Board, in its sole discretion, shall be conclusive.

            4.2   Authority.  Subject to the terms of the Plan, and in
                  ---------
particular Section 4.3, the Board shall have the sole discretionary authority to:

                  (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the time of all such grants;

                  (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

                  (c)   interpret and construe the Plan and all Agreements;

                  (d) prescribe, amend and rescind rules and regulations relating to the Plan;

                  (e)   determine the content and form of all Agreements;

                  (f) determine all questions relating to Benefits under the Plan;

                  (g) maintain accounts, records and ledgers relating to Benefits;

                  (h) maintain records concerning its decisions and proceedings;

                  (i) employ agents, attorneys, accountants or other persons for such purposes as the Board considers necessary or desirable;

                  (j) take, at any time, any action permitted by Section 7.1 irrespective of whether any Change of Control has occurred or is imminent; and

                  (k) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

In exercising such authority, the Board may obtain such advice or assistance as it deems appropriate from persons not serving on the Board.

            4.3   Disinterested Approval.  No Board member shall participate
                  ----------------------
in any decision regarding an award to such member under the Plan or which otherwise involves a determination of such member's personal rights or obligations under the Plan.

                                 ARTICLE V
                                 ---------

                                 AMENDMENT
                                 ---------

            5.1   Power of Board.  Except as hereinafter provided and subject
                  --------------
to Section 5.2, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

            5.2   Limitation.  The Board may not amend the Plan (i) without
                  ----------
approval of the shareholders of the Company in a manner that would permit Shares other than treasury Shares to be issued under the Plan, if shareholder approval would be required for such an amendment under New York Stock Exchange rules, or (ii) in a manner that would violate applicable law.

                                 ARTICLE VI
                                 ----------

                TERM, TERMINATION, MODIFICATION AND REPLACEMENT
                -----------------------------------------------

            6.1   Term.  The Plan shall commence as of January 1, 1997 and,
                  ----
subject to the terms of the Plan, including those limiting the period over which any Benefits may be granted, shall continue in full force and effect until terminated.

            6.2   Termination.  The Plan may be terminated at any time by the
                  -----------
Board.

            6.3   Affect on Benefits.  Subject to the provisions of Section
                  ------------------
6.4, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

            6.4   Modification of Benefits.  Any Benefit granted may be
                  ------------------------
converted, modified, forfeited or canceled, in whole or in part, by the Board if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted.

            6.5   Replacement of Benefits.  The Board may permit a Participant
                  -----------------------
to elect to surrender a Benefit in exchange for a new Benefit.

                                 ARTICLE VII
                                 -----------

                               CHANGE OF CONTROL
                               -----------------

            7.1   Right of Board.  In order to maintain a Participant's rights
                  --------------
in the event of a Change in Control, the Board, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, simultaneously with or after a Change in Control, provide such protection as it may deem necessary.

                                 ARTICLE VIII
                                 ------------

                         TERMS AND CONDITIONS OF BENEFITS
                         --------------------------------

            8.1   Grant Evidenced by Agreement.  The grant of any Benefit
                  ----------------------------
under the Plan may be evidenced by an Agreement that describes the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Board. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same of the Plan.

            8.2   Provisions of Agreement.  Each Agreement shall contain such
                  -----------------------
provisions that the Board shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, replaced or transferred; and the restrictions on any Shares purchased or granted under the Plan.

            8.3   Non-Transferability.  Except as otherwise expressly provided
                  -------------------
in an Agreement, any Benefit granted to an individual who is subject to
Section 16 of the Exchange Act shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him, his guardian or his legal representative.

            8.4   Fair Market Value.  If the number of any Stock Based Awards
                  -----------------
to be granted is determined based on the value of the Common Stock, such number shall be determined using a value not less than the Fair Market Value of a Share as of the Date of Grant, and the per share exercise price of any Option awarded under the Plan shall be not less than the Fair Market Value of a Share as of the Date of Grant.

            8.5   Tandem Awards.  Awards may be granted by the Board in
                  -------------
tandem.

                                 ARTICLE IX
                                 ----------

                    PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
                    --------------------------------------------

            9.1   Payment by Participant.  Upon the exercise of an Option or
                  ----------------------
in the case of any other Benefit that requires a payment to the Company, the amount due the Company is to be paid:

                  (a)   in cash;

                  (b) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

                  (c) in other property, rights and credits, including the Participant's promissory note if permitted under applicable law; or

                  (d)   by any combination of the payment methods specified in
            (a), (b) and (c) above.

Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Board or if and to the extent so provided in an Agreement or the terms of an award. The proceeds of the sale of Common Stock purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

            9.2   Dividend Equivalents.  Grants of Stock based Awards may
                  --------------------
include dividend equivalent payments or dividend credit rights.

            9.3   Deferral.  Unless otherwise specified by the Board, a
                  --------
Participant may elect, with respect to any Plan Year, to receive a grant of Performance Units in lieu of another Stock Based Award by making and filing with the Board a written irrevocable election prior to the beginning of such Plan Year (or, in the case of a person who becomes a Participant after the beginning of a Plan Year, within 30 calendar days after becoming a Participant).

            9.4   Withholding.  The Company, at the time any distribution is
                  -----------
made under the Plan, whether in cash or in Shares, may withhold from such distribution any amount necessary to satisfy any federal, state and local income tax withholding requirements with respect to such distribution. Such withholding may be in cash or in Shares.

                                 ARTICLE X
                                 ---------

                                  OPTIONS
                                  -------

            10.1  Authorization.  The Board may grant Options upon such terms
                  -------------
and conditions as the Board may determine. Each Option shall be evidenced by an Agreement.

            10.2  Exercise Price.  The per share exercise price of any Option
                  --------------
awarded under the Plan shall be not less than the Fair Market Value of a Share of Common Stock as of the Date of Grant.

            10.3  Payment of Exercise Price.  The payment of the exercise
                  -------------------------
price for Shares under an Option shall be made in accordance with Section
9.1.

                                 ARTICLE XI
                                 ----------

                              RESTRICTED STOCK
                              ----------------

            11.1  Authorization.  The Board may grant Benefits as Restricted
                  -------------
Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. The grantee shall be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the Date of Grant.

            11.2  Cost of Restricted Stock.  Grants of Shares of Restricted
                  ------------------------
Stock shall be made at a per Share cost to the Participant of not less than the par value.

            11.3  Non-Transferability.  Shares of Restricted Stock shall not
                  -------------------
be transferable until after the removal of the legend with respect to such Shares.

                                 ARTICLE XII
                                 -----------

                              PERFORMANCE UNITS
                              -----------------

            12.1  Authorization.  The Board may grant Performance Units.
                  --------------
Partial Performance Units shall be allowed.

            12.2  Number.  Unless otherwise approved by the Board or as set
                  ------
forth in an Agreement, the number of Performance Units granted in lieu of the payment of a director's meeting fee or retainer shall equal the number of Shares of Common Stock determined by dividing the amount of the applicable meeting fee or retainer by the Fair Market Value of a Share on the Date of Grant, rounding up to the nearest whole Share.

            12.3  Administration.  Any Performance Shares granted to a
                  --------------
Participant shall be credited to a Performance Unit Account (the "Account") established and maintained for such Participant. A Participant's Account shall be the record of Performance Units granted to the Participant under the Plan, is solely for accounting and recordkeeping purposes and shall not require a segregation of any Company assets or the setting aside for registering in the name of a Participant any Common Stock. The Performance Units shall be allocated to a Participant's Account by the Board on the business day following the Date of Grant of such Performance Units. Each allocation of Performance Units under the Plan to a participant under the Plan and the number and value of such Performance Units as of the date of allocation shall be communicated by the Board in writing to the participant within thirty (30) days after the date of allocation.

            12.4  Terms and Conditions.  Unless otherwise approved by the
                  --------------------
Board or as set forth in an Agreement, the grant of Performance Units shall be subject to the following terms and conditions:

      (a) With respect to any Performance Unit, the "Restricted Period" shall be the period of ten (10) years from the last day of the Plan Year in which such Performance Unit is granted or the Retirement of the Participant, whichever occurs first.

      (b) The Participant shall have no rights and privileges of a shareholder as to such Performance Units. Accordingly, the Participant shall have no right to receive dividends actually paid or distributed at the time declared and no right to vote on account of any allocation of Performance Units to his or her Account. In addition, no interest in the Performance Units or any Account may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of at any time.

      (c)(i) If a Participant ceases to be a member of the Board prior to the end of the Restricted Period for any reason other than Malfeasance, all rights with respect to Performance Units in such Participant's Account shall immediately vest in the Participant's beneficiary in the case of death, such Participant's estate in the case of Disability if there is no ttorney-in-fact, or the Participant, as the case may be.

        (ii) If a Participant shall be determined, in the sole judgment of the Board, to be guilty of Malfeasance, such Participant shall forfeit all rights to the Performance Units.

            12.5  Dividends.  There shall be credited to a Participant's
                  ---------
Account from time to time amounts in the form of Performance Units equal to dividends payable in cash or property on outstanding Shares so that the amount of each such credit will be equivalent to dividends which the Participant would have received had he or she owned such number of Shares equal to the number of Performance Units then allocated to his or her Account.

            12.6  Payment.  At the end of the Restricted Period with respect
                  -------
to a Performance Unit, the Participant shall be entitled to receive from the Company, with respect to each Performance Unit, (i) cash equal to the Fair Market Value of a Share at that time, or (ii) one Share; provided that unless otherwise approved by the Board, a Performance Unit representing a partial Share shall be paid only in cash. Payment will be made within ninety (90) days after the end of the Restricted Period. A Participant will not be entitled to receive any earnings on the value of his or her Performance Units with respect to the period between the end of the Restricted Period and the receipt of payment under the Plan.

                                 ARTICLE XIII
                                 ------------

                                OTHER BENEFITS
                                --------------

            13.1  Other Stock Based Awards.  The Board shall have the right to
                  ------------------------
grant other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

            13.2  Other Benefits.  The Board shall have the right to provide
                  --------------
types of Benefits under the Plan in addition to those specifically listed, if the Board believes that such Benefits would further the purposes for which the Plan was established.

                                 ARTICLE XIV
                                 -----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------
            14.1  Underscored References.  The underscored references
                  ----------------------
contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

            14.2  Number and Gender.  The masculine and neuter, wherever used
                  -----------------
in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

            14.3  Governing Law.  This Plan shall be construed and
                  -------------
administered in accordance with the laws of the State of Missouri.

            14.4  Purchase for Investment.  The Board may require each person
                  -----------------------
purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Board deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under all applicable laws, rules and regulations, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

            14.5  No Effect on Other Benefits.  The receipt of Benefits under
                  ---------------------------
the Plan shall have no effect on any benefits to which a Participant may be entitled from the Company, under another plan or otherwise (including any benefits awarded under the Company's Phantom Stock Plan for Directors), or preclude a Participant from receiving any such benefits.